Page 13 of 13 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Concurrent Computer Corporation dated as of March 27, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  March 27, 1998         WHITE ROCK CAPITAL PARTNERS, L.P.

                              By:  White Rock Capital Management, L.P.
                                   Its General Partner

                                   By:  White Rock Capital, Inc.
                                        Its General Partner

                                        By:  /S/ THOMAS U. BARTON
                                             ----------------------------------
                                             Thomas U. Barton
                                             President


Date:  March 27, 1998         WHITE ROCK CAPITAL MANAGEMENT. L.P.

                              By:  White Rock Capital Inc.
                                   Its General Partner

                                   By:  /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton
                                        President


Date:  March 27, 1998         WHITE ROCK CAPITAL, INC.

                              By:  /S/ THOMAS U. BARTON
                                   --------------------------------------------
                                   Thomas U. Barton
                                   President


Date:  March 27, 1998         /S/ THOMAS U. BARTON
                              -------------------------------------------------
                              Thomas U. Barton


Date:  March 27, 1998         /S/ JOSEPH U. BARTON
                              -------------------------------------------------
                              Joseph U. Barton